CNA Financial Corporation

Supplemental Financial Information

September 30, 2012

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
September 30, 2012

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty, CNA Commercial, and Hardy.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N to the Consolidated Financial Statements within the 2011 Form 10-K for further discussion of this measure.

•
In evaluating the results of CNA Specialty, CNA Commercial, and Hardy, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 16 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage in the underlying investment strategies also increases volatility.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
The Company has adjusted its previously reported financial information to reflect a retrospective change in accounting guidance for deferred acquisition costs. Financial information included herein gives effect to this adjustment. Total CNA stockholders' equity at December 31, 2011 was reduced by $69 million and Book value per common share decreased $0.26. For the three and nine months ended September 30, 2011, the impacts of adopting the new accounting standard were no impact and a $0.02 decrease in earnings per share. There was a 0.1% decrease in Net income (loss) attributable to CNA return on equity for the nine months ended September 30, 2011.

Acquisition of Hardy Underwriting Bermuda Limited (Hardy)
On July 2, 2012, the Company completed the previously announced acquisition of all outstanding shares of Hardy Underwriting Bermuda Limited and its subsidiaries (Hardy), a specialized Lloyd's of London (Lloyd's) underwriter. Through Lloyd's Syndicate 382, Hardy underwrites primarily short-tail exposures in marine and aviation, non-marine property, specialty lines and property treaty reinsurance. The acquisition of Hardy aligns with the Company's specialized underwriting focus and will be a key platform for expanding the Company's global business through the Lloyd's marketplace. The results of Hardy for the period from July 2, 2012 to September 30, 2012 are included in the results of our core property and casualty insurance operations as a separate segment.

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED SEPTEMBER 30	Three Months		Fav / (Unfav)	Nine Months		Fav / (Unfav)
(In millions)	2012	2011	% Change	2012	2011	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,781	$1,732	3%	$5,098	$4,942	3%
Net investment income	601	394	53	1,719	1,531	12
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(62)	(75)	17	(89)	(136)	35
Portion of OTTI recognized in Other comprehensive income (loss)	(2)	(2)	—	(25)	(44)	43
Net OTTI losses recognized in earnings	(64)	(77)	17	(114)	(180)	37
Other net realized investment gains (losses)	72	50	44	180	181	(1)
Net realized investment gains (losses), net of participating policyholders' interests	8	(27)	130	66	1	N/M
Other revenues	76	76	—	230	214	7
Total revenues	2,466	2,175	13	7,113	6,688	6
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,435	1,400	(3)	4,164	4,131	(1)
Amortization of deferred acquisition costs	333	297	(12)	937	880	(6)
Other operating expenses	341	311	(10)	976	914	(7)
Interest	43	43	—	128	132	3
Total claims, benefits and expenses	2,152	2,051	(5)	6,205	6,057	(2)
Income (loss) from continuing operations before income tax	314	124	153	908	631	44
Income tax (expense) benefit	(93)	(48)	(94)	(271)	(196)	(38)
Income (loss) from continuing operations, net of tax	221	76	191	637	435	46
Income (loss) from discontinued operations, net of tax	—	—	N/M	—	(1)	N/M
Net income (loss)	221	76	191	637	434	47
Net (income) loss attributable to noncontrolling interests	—	(1)	N/M	—	(15)	N/M
Net income (loss) attributable to CNA	$221	$75	195%	$637	$419	52%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED SEPTEMBER 30	Three Months		Nine Months
(In millions, except per share data)	2012	2011	2012	2011
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$216	$91	$594	$418
Net realized investment gains (losses) attributable to CNA common stockholders	5	(16)	43	2
Income (loss) from continuing operations attributable to CNA common stockholders	221	75	637	420
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	(1)
Income (loss) attributable to CNA common stockholders	$221	$75	$637	$419

DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$0.80	$0.34	$2.20	$1.55
Net realized investment gains (losses) attributable to CNA common stockholders	0.02	(0.06)	0.16	0.01
Income (loss) from continuing operations attributable to CNA common stockholders	0.82	0.28	2.36	1.56
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	—
Diluted earnings (loss) per share attributable to CNA common stockholders	$0.82	$0.28	$2.36	$1.56

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.4	269.3	269.4	269.3
Diluted	269.8	269.6	269.8	269.6

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	7.1%	2.6%	7.0%	4.9%
Net operating income (loss) from continuing operations attributable to CNA (2)	7.5	3.4	7.0	5.2
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2012	December 31, 2011
Total assets	$58,612	$55,110
Insurance reserves	39,151	37,554
Debt	2,570	2,608
Total liabilities	45,952	43,622
Accumulated other comprehensive income (loss)	1,130	480
Total CNA stockholders' equity	12,660	11,488

Book value per common share	$46.99	$42.66
Book value per common share excluding AOCI	$42.80	$40.88

Outstanding shares of common stock (in millions of shares)	269.4	269.3

THREE MONTHS ENDED SEPTEMBER 30 (In millions)	2012	2011
Net cash flows provided (used) by operating activities	$375	$401
Net cash flows provided (used) by investing activities	(237)	(314)
Net cash flows provided (used) by financing activities	(112)	(84)
Net cash flows provided (used) by operating, investing and financing activities	$26	$3

NINE MONTHS ENDED SEPTEMBER 30 (In millions)	2012	2011
Net cash flows provided (used) by operating activities	$993	$813
Net cash flows provided (used) by investing activities	(747)	(217)
Net cash flows provided (used) by financing activities	(195)	(588)
Net cash flows provided (used) by operating, investing and financing activities	$51	$8

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED SEPTEMBER 30, 2012 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,925	$11,316	$—	$18,241	$2,901	$2,865	$24,007
Ceded	819	1,103	—	1,922	512	2,315	4,749
Net	6,106	10,213	—	16,319	2,389	550	19,258

Increase in net reserves due to acquisition of Hardy	—	—	291	291	—	—	291
Net incurred claim & claim adjustment expenses	460	594	21	1,075	186	7	1,268
Net claim & claim adjustment expense payments	(458)	(679)	(53)	(1,190)	(145)	(17)	(1,352)
Foreign currency translation adjustment and other	14	12	6	32	33	1	66

Claim & claim adjustment expense reserves, end of period
Net	6,122	10,140	265	16,527	2,463	541	19,531
Ceded	731	1,086	201	2,018	493	2,289	4,800
Gross	$6,853	$11,226	$466	$18,545	$2,956	$2,830	$24,331

NINE MONTHS ENDED SEPTEMBER 30, 2012 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,840	$11,509	$—	$18,349	$2,825	$3,129	$24,303
Ceded	817	1,119	—	1,936	546	2,538	5,020
Net	6,023	10,390	—	16,413	2,279	591	19,283

Increase in net reserves due to acquisition of Hardy	—	—	291	291	—	—	291
Net incurred claim & claim adjustment expenses	1,376	1,753	21	3,150	536	14	3,700
Net claim & claim adjustment expense payments	(1,289)	(2,016)	(53)	(3,358)	(413)	(63)	(3,834)
Foreign currency translation adjustment and other	12	13	6	31	61	(1)	91

Claim & claim adjustment expense reserves, end of period
Net	6,122	10,140	265	16,527	2,463	541	19,531
Ceded	731	1,086	201	2,018	493	2,289	4,800
Gross	$6,853	$11,226	$466	$18,545	$2,956	$2,830	$24,331

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Consolidated

	September 30, 2012		June 30, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,828	$2,602	$21,492	$2,130	$20,884	$1,792
States, municipalities and political subdivisions:
Tax-exempt	6,612	706	6,300	524	5,731	277
Taxable	4,200	691	4,116	635	4,051	487
Total states, municipalities and political subdivisions	10,812	1,397	10,416	1,159	9,782	764
Asset-backed:
RMBS	6,090	183	5,891	74	5,775	(11)
CMBS	1,688	106	1,569	55	1,354	(11)
Other ABS	966	22	1,065	19	955	9
Total asset-backed	8,744	311	8,525	148	8,084	(13)
U.S. Treasury and obligations of government-sponsored enterprises	192	10	184	12	493	14
Foreign government	614	26	639	23	636	28
Redeemable preferred stock	115	14	111	10	58	7
Total fixed maturity securities	42,305	4,360	41,367	3,482	39,937	2,592
Equities	260	32	290	38	304	16
Limited partnership investments	2,370	—	2,242	—	2,245	—
Other invested assets	11	—	11	—	12	—
Mortgage loans	358	—	339	—	234	—
Short term investments	2,484	1	1,752	—	1,641	—
Total investments	$47,788	$4,393	$46,001	$3,520	$44,373	$2,608

Net receivable/(payable)	$(467)	$—	$(72)	$—	$45	$—
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	September 30, 2012		June 30, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,721	$972	$13,544	$803	$13,190	$620
States, municipalities and political subdivisions:
Tax-exempt	2,271	163	2,204	142	2,204	116
Taxable	2,306	326	2,444	323	2,445	236
Total states, municipalities and political subdivisions	4,577	489	4,648	465	4,649	352
Asset-backed:
RMBS	5,684	164	5,507	71	5,415	(3)
CMBS	1,467	86	1,372	43	1,169	(18)
Other ABS	936	20	1,023	16	913	6
Total asset-backed	8,087	270	7,902	130	7,497	(15)
U.S. Treasury and obligations of government-sponsored enterprises	168	1	160	4	469	5
Foreign government	609	25	633	21	631	27
Redeemable preferred stock	36	1	36	1	7	1
Total fixed maturity securities	27,198	1,758	26,923	1,424	26,443	990
Equities	101	27	132	34	105	18
Limited partnership investments	2,370	—	2,242	—	2,245	—
Other invested assets	11	—	11	—	12	—
Mortgage loans	338	—	319	—	214	—
Short term investments	2,298	1	1,640	—	1,509	—
Total investments	$32,316	$1,786	$31,267	$1,458	$30,528	$1,008

Net receivable/(payable)	$(435)	$—	$(62)	$—	$50	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	September 30, 2012		June 30, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,107	$1,630	$7,948	$1,327	$7,694	$1,172
States, municipalities and political subdivisions:
Tax-exempt	4,341	543	4,096	382	3,527	161
Taxable	1,894	365	1,672	312	1,606	251
Total states, municipalities and political subdivisions	6,235	908	5,768	694	5,133	412
Asset-backed:
RMBS	406	19	384	3	360	(8)
CMBS	221	20	197	12	185	7
Other ABS	30	2	42	3	42	3
Total asset-backed	657	41	623	18	587	2
U.S. Treasury and obligations of government-sponsored enterprises	24	9	24	8	24	9
Foreign government	5	1	6	2	5	1
Redeemable preferred stock	79	13	75	9	51	6
Total fixed maturity securities	15,107	2,602	14,444	2,058	13,494	1,602
Equities	159	5	158	4	199	(2)
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	20	—	20	—	20	—
Short term investments	186	—	112	—	132	—
Total investments	$15,472	$2,607	$14,734	$2,062	$13,845	$1,600

Net receivable/(payable)	$(32)	$—	$(10)	$—	$(5)	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - Fixed Maturity Securities by Credit Rating
September 30, 2012

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$319	$19	$1,358	$126	$7,159	$994	$10,968	$1,317	$2,024	$146	$21,828	$2,602
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,038	117	3,995	439	1,371	134	203	16	5	—	6,612	706
Taxable	—	—	602	91	2,767	453	779	145	52	2	—	—	4,200	691
Total states, municipalities and political subdivisions	—	—	1,640	208	6,762	892	2,150	279	255	18	5	—	10,812	1,397
Asset-backed:
RMBS	4,461	173	249	2	158	(3)	193	1	187	(11)	842	21	6,090	183
CMBS	90	6	426	30	209	19	456	27	260	15	247	9	1,688	106
Other ABS	—	—	406	12	347	5	197	5	16	—	—	—	966	22
Total asset-backed	4,551	179	1,081	44	714	21	846	33	463	4	1,089	30	8,744	311
U.S. Treasury and obligations of government-sponsored enterprises	192	10	—	—	—	—	—	—	—	—	—	—	192	10
Foreign government	—	—	322	14	182	8	103	4	7	—	—	—	614	26
Redeemable preferred stock	—	—	—	—	—	—	—	—	95	13	20	1	115	14
Total fixed maturity securities	$4,743	$189	$3,362	$285	$9,016	$1,047	$10,258	$1,310	$11,788	$1,352	$3,138	$177	$42,305	$4,360

Percentage of total fixed maturity securities	11%		8%		21%		24%		28%		8%		100%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Services, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Fair Value by Country of Risk*
September 30, 2012

	Corporate		Sovereign	Total
(In millions)	Financial Sector	Other Sectors
European exposure:
United Kingdom	$747	$847	$84	$1,678
France	216	279	26	521
Netherlands	300	158	18	476
Germany	123	255	5	383
Sweden	157	36	—	193
Belgium	6	170	4	180
Italy	13	124	6	143
Spain	31	100	1	132
Switzerland	82	44	1	127
Luxembourg	—	58	—	58
Norway	2	36	6	44
Russian Federation	—	37	—	37
Greece	—	21	—	21
Finland	—	10	7	17
Ireland	5	10	—	15
Austria	1	4	—	5
Poland	—	—	5	5
Czech Republic	—	4	—	4
Total fair value	$1,683	$2,193	$163	$4,039
Total amortized cost	$1,598	$1,941	$159	$3,698
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Credit Rating by Country of Risk*
September 30, 2012

(In millions)	AAA	AA	A	BBB	Non-investment grade	Total
European exposure:
United Kingdom	$172	$60	$857	$533	$56	$1,678
France	48	39	188	230	16	521
Netherlands	73	91	166	100	46	476
Germany	93	11	198	65	16	383
Sweden	—	114	46	33	—	193
Belgium	—	4	93	83	—	180
Italy	—	—	8	130	5	143
Spain	—	—	—	109	23	132
Switzerland	1	37	57	25	7	127
Luxembourg	—	—	4	—	54	58
Norway	8	2	—	29	5	44
Russian Federation	—	—	—	30	7	37
Greece	—	—	—	21	—	21
Finland	7	—	—	—	10	17
Ireland	—	—	—	10	5	15
Austria	—	5	—	—	—	5
Poland	—	—	5	—	—	5
Czech Republic	—	—	4	—	—	4
Total fair value	$402	$363	$1,626	$1,398	$250	$4,039
Total amortized cost	$391	$335	$1,446	$1,288	$238	$3,698
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial				Hardy	P&C Operations
THREE MONTHS ENDED SEPTEMBER 30 (In millions)	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change		2012	2012	2011	Fav / (Unfav) % Change
Gross written premiums	$1,211	$1,139	6%	$864	$882	(2)%		$87	$2,162	$2,021	7%
Net written premiums (1)	723	750	(4)	811	836	(3)		56	1,590	1,586	—
Operating revenues:
Net earned premiums	738	741	—	840	848	(1)		64	1,642	1,589	3
Net investment income	159	85	87	230	115	100		2	391	200	96
Other revenues	58	56	4	11	14	(21)		—	69	70	(1)
Total operating revenues	955	882	8	1,081	977	11		66	2,102	1,859	13
Claims, Benefits and Expenses:
Net incurred claims and benefits	460	485	5	591	583	(1)		21	1,072	1,068	—
Policyholders' dividends	1	(4)	(125)	3	3	—		—	4	(1)	N/M
Amortization of deferred acquisition costs	156	147	(6)	151	145	(4)		20	327	292	(12)
Other insurance related expenses	73	75	3	146	141	(4)		13	232	216	(7)
Other expenses	53	48	(10)	7	10	30		7	67	58	(16)
Total claims, benefits and expenses	743	751	1	898	882	(2)		61	1,702	1,633	(4)
Operating income (loss) from continuing operations before income tax	212	131	62	183	95	93		5	400	226	77
Income tax (expense) benefit on operating income (loss)	(76)	(48)	(58)	(58)	(46)	(26)		(2)	(136)	(94)	(45)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	—	N/M	—	(2)	N/M		—	—	(2)	N/M
Net operating income (loss) from continuing operations attributable to CNA	136	83	64	125	47	166		3	264	130	103
Net realized investment gains (losses), net of participating policyholders' interests	2	(8)	125	10	(15)	167		(1)	11	(23)	148
Income tax (expense) benefit on net realized investment gains (losses)	(2)	3	(167)	(3)	5	(160)		—	(5)	8	(163)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	1	N/M		—	—	1	N/M
Net realized investment gains (losses) attributable to CNA	—	(5)	N/M	7	(9)	178		(1)	6	(14)	143
Net income (loss) from continuing operations attributable to CNA	$136	$78	74%	$132	$38	N/M	%	$2	$270	$116	133%

FINANCIAL RATIOS
Loss & LAE	62.5%	65.5%		70.5%	68.7%			33.3%	65.4%	67.2%
Acquisition expense	20.1	19.6		18.2	17.6			32.3	19.6	18.6
Underwriting expense	10.9	10.2		17.0	16.2			20.2	14.5	13.3
Expense	31.0	29.8		35.2	33.8			52.5	34.1	31.9
Dividend	0.2	(0.6)		0.3	0.4			—	0.2	—
Combined ratio	93.7%	94.7%		106.0%	102.9%			85.8%	99.7%	99.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$3	$4		$24	$46			$—	$27	$50
Impact on loss & LAE ratio	0.5%	0.5%		2.8%	5.5%			—%	1.6%	3.1%

Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(39)	$(5)		$2	$(42)			$(6)	$(43)	$(47)
Prior year premium development	(1)	(26)		(5)	(11)			—	(6)	(37)
Other (2)	—	—		4	(6)			—	4	(6)
Total development & other	$(40)	$(31)		$1	$(59)			$(6)	$(45)	$(90)
Impact of development & other on loss & LAE ratio	(5.4)%	(3.1)%		0.3%	(6.6)%			(8.9)%	(2.6)%	(5.0)%
(1) Excluding the impact of First Insurance Company of Hawaii (FICOH), net written premiums for CNA Commercial and P&C Operations increased 2% and 3%. The Company sold its 50% ownership interest in FICOH in the fourth quarter of 2011.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
THREE MONTHS ENDED SEPTEMBER 30 (In millions)	2012	2011	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change		2012	2011	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$1,642	$1,589	$141	$142	(1)%	$(2)	$1	N/M	%	$1,781	$1,732	3%
Net investment income	391	200	201	190	6	9	4	125		601	394	53
Other revenues	69	70	1	6	(83)	6	—	N/M		76	76	—
Total operating revenues	2,102	1,859	343	338	1	13	5	160		2,458	2,202	12
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,072	1,068	350	332	(5)	8	(1)	N/M		1,430	1,399	(2)
Policyholders' dividends	4	(1)	1	2	50	—	—	N/M		5	1	N/M
Amortization of deferred acquisition costs	327	292	6	5	(20)	—	—	N/M		333	297	(12)
Other insurance related expenses	232	216	35	36	3	1	—	N/M		268	252	(6)
Other expenses	67	58	8	2	N/M	41	42	2		116	102	(14)
Total claims, benefits and expenses	1,702	1,633	400	377	(6)	50	41	(22)		2,152	2,051	(5)
Operating income (loss) from continuing operations before income tax	400	226	(57)	(39)	(46)	(37)	(36)	(3)		306	151	103
Income tax (expense) benefit on operating income (loss)	(136)	(94)	35	25	40	11	11	—		(90)	(58)	(55)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(2)	—	—	N/M	—	—	N/M		—	(2)	N/M
Net operating income (loss) from continuing operations attributable to CNA	264	130	(22)	(14)	(57)	(26)	(25)	(4)		216	91	137
Net realized investment gains (losses), net of participating policyholders' interests	11	(23)	(3)	(4)	25	—	—	N/M		8	(27)	130
Income tax (expense) benefit on net realized investment gains (losses)	(5)	8	1	1	—	1	1	—		(3)	10	(130)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	1	—	—	N/M	—	—	N/M		—	1	N/M
Net realized investment gains (losses) attributable to CNA	6	(14)	(2)	(3)	33	1	1	—		5	(16)	131
Net income (loss) from continuing operations attributable to CNA	$270	$116	$(24)	$(17)	(41)%	$(25)	$(24)	(4)%		$221	$75	195%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			Hardy	P&C Operations
NINE MONTHS ENDED SEPTEMBER 30 (In millions)	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change	2012	2012	2011	Fav / (Unfav) % Change
Gross written premiums	$3,670	$3,348	10%	$2,715	$2,740	(1)%	$87	$6,472	$6,088	6%
Net written premiums (1)	2,206	2,172	2	2,543	2,544	—	56	4,805	4,716	2
Operating revenues:
Net earned premiums	2,163	2,098	3	2,452	2,418	1	64	4,679	4,516	4
Net investment income	446	371	20	646	569	14	2	1,094	940	16
Other revenues	171	164	4	31	40	(23)	—	202	204	(1)
Total operating revenues	2,780	2,633	6	3,129	3,027	3	66	5,975	5,660	6
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,376	1,333	(3)	1,749	1,807	3	21	3,146	3,140	—
Policyholders' dividends	—	(4)	N/M	9	5	(80)	—	9	1	N/M
Amortization of deferred acquisition costs	458	428	(7)	437	435	—	20	915	863	(6)
Other insurance related expenses	222	216	(3)	425	400	(6)	13	660	616	(7)
Other expenses	153	140	(9)	24	37	35	7	184	177	(4)
Total claims, benefits and expenses	2,209	2,113	(5)	2,644	2,684	1	61	4,914	4,797	(2)
Operating income (loss) from continuing operations before income tax	571	520	10	485	343	41	5	1,061	863	23
Income tax (expense) benefit on operating income (loss)	(197)	(182)	(8)	(164)	(127)	(29)	(2)	(363)	(309)	(17)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(12)	N/M	—	(3)	N/M	—	—	(15)	N/M
Net operating income (loss) from continuing operations attributable to CNA	374	326	15	321	213	51	3	698	539	29
Net realized investment gains (losses), net of participating policyholders' interests	18	7	157	34	13	162	(1)	51	20	155
Income tax (expense) benefit on net realized investment gains (losses)	(6)	(2)	N/M	(12)	(4)	N/M	—	(18)	(6)	N/M
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	—	N/M	—	—	—	N/M
Net realized investment gains (losses) attributable to CNA	12	5	140	22	9	144	(1)	33	14	136
Net income (loss) from continuing operations attributable to CNA	$386	$331	17%	$343	$222	55%	$2	$731	$553	32%

FINANCIAL RATIOS
Loss & LAE	63.6%	63.6%		71.3%	74.7%		33.3%	67.3%	69.5%
Acquisition expense	20.0	19.7		18.0	17.4		32.3	19.1	18.5
Underwriting expense	11.5	10.9		17.2	17.2		20.2	14.5	14.3
Expense	31.5	30.6		35.2	34.6		52.5	33.6	32.8
Dividend	—	(0.2)		0.3	0.2		—	0.2	—
Combined ratio	95.1%	94.0%		106.8%	109.5%		85.8%	101.1%	102.3%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$8	$10		$115	$195		$—	$123	$205
Impact on loss & LAE ratio	0.4%	0.5%		4.7%	8.1%		—%	2.6%	4.5%

Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(80)	$(72)		$(25)	$(99)		$(6)	$(111)	$(171)
Prior year premium development	(15)	(34)		(41)	21		—	(56)	(13)
Other (2)	—	—		15	1		—	15	1
Total development & other	$(95)	$(106)		$(51)	$(77)		$(6)	$(152)	$(183)
Impact of development & other on loss & LAE ratio	(4.2)%	(4.5)%		(1.7)%	(3.4)%		(8.9)%	(2.8)%	(4.0)%
(1) Excluding the impact of First Insurance Company of Hawaii (FICOH), net written premiums for CNA Commercial and P&C Operations increased 4%. The Company sold its 50% ownership interest in FICOH in the fourth quarter of 2011.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
NINE MONTHS ENDED SEPTEMBER 30 (In millions)	2012	2011	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$4,679	$4,516	$421	$427	(1)%	$(2)	$(1)	(100)%	$5,098	$4,942	3%
Net investment income	1,094	940	600	567	6	25	24	4	1,719	1,531	12
Other revenues	202	204	15	6	150	13	4	N/M	230	214	7
Total operating revenues	5,975	5,660	1,036	1,000	4	36	27	33	7,047	6,687	5
Claims, Benefits and Expenses:
Net incurred claims and benefits	3,146	3,140	1,009	985	(2)	(5)	—	N/M	4,150	4,125	(1)
Policyholders' dividends	9	1	5	5	—	—	—	N/M	14	6	(133)
Amortization of deferred acquisition costs	915	863	22	17	(29)	—	—	N/M	937	880	(6)
Other insurance related expenses	660	616	106	108	2	—	2	N/M	766	726	(6)
Other expenses	184	177	18	14	(29)	136	129	(5)	338	320	(6)
Total claims, benefits and expenses	4,914	4,797	1,160	1,129	(3)	131	131	—	6,205	6,057	(2)
Operating income (loss) from continuing operations before income tax	1,061	863	(124)	(129)	4	(95)	(104)	9	842	630	34
Income tax (expense) benefit on operating income (loss)	(363)	(309)	86	78	10	29	34	(15)	(248)	(197)	(26)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(15)	—	—	N/M	—	—	N/M	—	(15)	N/M
Net operating income (loss) from continuing operations attributable to CNA	698	539	(38)	(51)	25	(66)	(70)	6	594	418	42
Net realized investment gains (losses), net of participating policyholders' interests	51	20	14	(7)	N/M	1	(12)	108	66	1	N/M
Income tax (expense) benefit on net realized investment gains (losses)	(18)	(6)	(5)	2	N/M	—	5	N/M	(23)	1	N/M
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M	—	—	N/M
Net realized investment gains (losses) attributable to CNA	33	14	9	(5)	N/M	1	(7)	114	43	2	N/M
Net income (loss) from continuing operations attributable to CNA	$731	$553	$(29)	$(56)	48%	$(65)	$(77)	16%	$637	$420	52%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income
(In millions)

	CNA Specialty
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12
Income (loss) from limited partnerships	$38	$4	$(32)	$5	$46	$(13)	$32
Income (loss) from trading portfolio	1	1	—	1	3	2	3
Other investment income	121	121	117	123	126	123	124
Net investment income	$160	$126	$85	$129	$175	$112	$159

	CNA Commercial
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12
Income (loss) from limited partnerships	$73	$6	$(59)	$11	$81	$(21)	$55
Income (loss) from trading portfolio	2	2	(1)	2	4	2	4
Other investment income	186	185	175	181	180	170	171
Net investment income	$261	$193	$115	$194	$265	$151	$230

	Hardy
							3Q12
Income (loss) from limited partnerships							$—
Income (loss) from trading portfolio							—
Other investment income							2
Net investment income							$2

	P&C Operations
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12
Income (loss) from limited partnerships	$111	$10	$(91)	$16	$127	$(34)	$87
Income (loss) from trading portfolio	3	3	(1)	3	7	4	7
Other investment income	307	306	292	304	306	293	297
Net investment income	$421	$319	$200	$323	$440	$263	$391

	Life & Group Non-Core
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12
Income (loss) from limited partnerships	$—	$—	$—	$—	$—	$—	$—
Income (loss) from trading portfolio	—	—	—	—	—	—	—
Other investment income	188	189	190	192	198	201	201
Net investment income	$188	$189	$190	$192	$198	$201	$201

	Corporate & Other Non-Core
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12
Income (loss) from limited partnerships	$3	$1	$(2)	$—	$3	$(1)	$2
Income (loss) from trading portfolio	—	—	—	1	—	—	—
Other investment income	8	8	6	7	7	7	7
Net investment income	$11	$9	$4	$8	$10	$6	$9

	Total Operations
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12
Income (loss) from limited partnerships	$114	$11	$(93)	$16	$130	$(35)	$89
Income (loss) from trading portfolio	3	3	(1)	4	7	4	7
Other investment income	503	503	488	503	511	501	505
Net investment income	$620	$517	$394	$523	$648	$470	$601

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

PERIODS ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statements	(Preliminary) 2012		Fav / (Unfav) % Change	(Preliminary) 2012		Fav / (Unfav) % Change
(In millions)		2011			2011
Combined Continental Casualty Companies
Gross written premiums	$2,048	$2,044	—%	$6,269	$5,954	5%
Net written premiums	1,514	1,615	(6)	4,648	4,608	1

Net earned premiums	1,394	1,359	3	4,071	3,851	6
Claim and claim adjustment expenses	1,228	1,207	(2)	3,502	3,420	(2)
Acquisition expenses	275	276	—	810	788	(3)
Underwriting expenses	227	201	(13)	657	592	(11)
Policyholders' dividends	2	4	50	5	9	44
Underwriting income (loss)	(338)	(329)	(3)	(903)	(958)	6
Net investment income	436	490	(11)	1,351	1,380	(2)
Other income (loss)	4	85	(95)	7	116	(94)
Income tax (expense) benefit	10	(11)	191	(38)	(36)	(6)
Net realized gains (losses)	(37)	(57)	35	16	7	129
Net income (loss)	$75	$178	(58)%	$433	$509	(15)%

Financial Ratios
Loss and LAE	88.1%	88.9%		86.0%	88.8%
Acquisition expense	18.2	17.1		17.5	17.1
Underwriting expense	14.9	12.4		14.1	12.9
Expense	33.1	29.5		31.6	30.0
Dividend	0.2	0.3		0.1	0.2
Combined ratio	121.4%	118.7%		117.7%	119.0%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) September 30, 2012	December 31, 2011
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$10,110	$9,888
Life Company
Statutory surplus	$551	$519

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2012 YTD Evaluated at 9/30/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 9/30/12
Gross Accident Year	60.5%	62.8%	63.1%
Impact of Reinsurance	7.3	4.9	5.3
Net Accident Year	67.8	67.7	68.4%
Impact of Development and Other (1)	(4.2)	(8.4)
Net Calendar Year	63.6%	59.3%

	CNA Commercial
	2012 YTD Evaluated at 9/30/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 9/30/12
Gross Accident Year	70.5%	72.9%	73.6%
Impact of Reinsurance	2.5	3.7	3.6
Net Accident Year	73.0	76.6	77.2%
Impact of Development and Other (1)	(1.7)	(5.7)
Net Calendar Year	71.3%	70.9%

Hardy
2012 YTD Evaluated at 9/30/12
Gross Accident Year	44.7%
Impact of Reinsurance	(2.5)
Net Accident Year	42.2
Impact of Development and Other (1)	(8.9)
Net Calendar Year	33.3%

	P&C Operations
	2012 YTD Evaluated at 9/30/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 9/30/12
Gross Accident Year	64.3%	67.3%	67.8%
Impact of Reinsurance	5.8	5.2	5.4
Net Accident Year	70.1	72.5	73.2%
Impact of Development and Other (1)	(2.8)	(7.0)
Net Calendar Year	67.3%	65.5%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Net Carried Life & Group Non-Core Policyholder Reserves

September 30, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,614	$6,756	$—	$—
Payout annuities	646	1,984	—	—
Institutional markets	1	13	103	345
Other	46	4	—	—
Total	$2,307	$8,757	$103	$345
The reserve amounts above are net of $1,296 million of ceded reserves and exclude $156 million of claim and claim adjustment expenses and $1,450 million of future policy benefits relating to Shadow Adjustments. To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves is recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (Shadow Adjustments).

December 31, 2011
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,470	$6,374	$—	$—
Payout annuities	660	1,997	—	—
Institutional markets	1	15	129	417
Other	53	5	—	—
Total	$2,184	$8,391	$129	$417
The reserve amounts above are net of $1,375 million of ceded reserves and exclude $95 million of claim and claim adjustment expenses and $627 million of future policy benefits relating to Shadow Adjustments.